UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 6, 2023

SHIFTPIXY, INC.
(Exact name of registrant as specified in its charter)

Wyoming	47-4211438
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

13450 W. Sunrise Blvd., Suite 650, Sunrise, FL	33233
(Address of principal executive offices)	(Zip Code)

(888) 798-9100
(Registrant's telephone number, including area code)

Commission File No. 001-37954

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PIXY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A ("Amendment") amends the Current Report on Form 8-K of ShiftPixy, Inc., a Wyoming corporation (the “Company”), filed with the Securities and Exchange Commission on March 8, 2023 (the “Original Report”). This Amendment is being filed solely in order to correct software processing errors that inadvertently omitted some of the reporting form check boxes in the Original Report as filed. Except as set forth in this Amendment, no other modifications have been made to the Original Report, but for ease of reference, this Amendment restates in its entirety the Current Report, as amended.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On March 6, 2023, ShiftPixy, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders of record as of the close of business on January 9, 2023, voted on three proposals, each of which is noted below and described in more detail in the Company’s definitive proxy statement, filed on Schedule 14A, and related amendment, filed with the Securities and Exchange Commission on January 11, 2023 (the “Proxy Statement”). The holders of 9,311,222 shares of our common stock, or approximately 96.27% of our outstanding shares of common stock, were represented in person or by proxy and entitled to vote at the meeting, such that a quorum was determined to be present. The final voting results for each proposal are set forth below.

Proposal 1 – Election of Directors

Our shareholders elected the following directors for one-year terms, expiring at our 2024 Annual Meeting of Shareholders, by the following votes:

Nominees	Shares Voted For	Shares Withheld	Broker Non-Votes
Scott W. Absher	9,210,287	7,054	93,881
Kenneth W. Weaver	8,980,840	236,501	93,881
Whitney J. White	8,985,343	231,998	93,881
Christopher Sebes	8,985,188	232,153	93,881
Amanda Murphy	9,210,402	6,939	93,881

Proposal 2 – Ratification of Independent Registered Public Accounting Firm

Our shareholders ratified the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2023, by the following votes:

Shares Voted For	Shares Voted Against	Abstentions
9,305,612	2,703	2,907

Proposal 3 – Approve the increase in the number of shares available for issuance under the Company’s 2017 Stock Option / Stock Issuance Plan, as amended, to 750,000 shares

Our shareholders approved the increase in the number of shares available for issuance under the Company’s 2017 Stock Option / Stock Issuance Plan, as amended, from 30,000 shares to 750,000 shares, by the following votes:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
8,974,335	242,322	684	93,881

Item 9.01.	Financial Statements and Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHIFTPIXY, INC.

Date: March 9, 2023	By:	/s/ Scott W. Absher
Scott W. Absher
Chief Executive Officer